NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                  INCORPORATED UNDER THE LAWS OF THE STATE OF
                                     NEVADA

   NUMBER                                                           SHARES
[           ]                                                    [          ]
                                                           CUSIP NO. 37229R 10 7

                             GENIUS PRODUCTS, INC.

          AUTHORIZED COMMON STOCK 25,000,000 SHARES * PAR VALUE: $.001


THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

                  Shares of GENIUS PRODUCTS, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                         [SEAL OF GENIUS PRODUCTS, INC.]

/S/ signature                                               /s/ Dorian Lowell
----------------------                                      --------------------
             Secretary                                                 President

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM   - as tenants in common                  UNIF GIFT MIN ACT - ________Custodian_______
                                                                        (Cust)            (Minor)
                                                                     under Uniform Gifts to Minors
TEN ENT   - as tenants by the entireties                                Act _____________________
                                                                                   (State)
JT TEN    - as joint tenants with right of
            of survivorship and not as
            tenants in common

     Additional abbreviation may also be used though not in above list.

For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------


---------------------------------------

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

________________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares have been acquired for investment and may not be offered, sold or otherwise transferred in the absence of an effective registration statement with respect to the shares or an exemption from the registration requirements of said act that is then applicable to the shares, as to which a prior opinion of counsel may be required by the issuer or the transfer agent."